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                                                                   Exhibit 10.27

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of March 4, 1998, is made by and among NES Acquisition Corp., a Delaware corporation (the "Assignor"), and NES East Acquisition Corp., a Delaware corporation (the "Assignee").

          WHEREAS, the Assignor desires to assign all of its rights and obligations (the "Purchase Obligation") in connection with the Asset Purchase Agreement, dated as of February 9, 1998, by and between the Assignor and Cormier Equipment Corporation, and the Assignee desires to assume the Purchase Obligation;

          WHEREAS, the Assignor desires to assign all of its rights and obligations (the "Equipment Obligation") in connection with the Equipment Purchase Agreement, dated as of the date hereof, by and between the Assignor and The Walton Company, and the Assignee desires to assume the Equipment Obligation;

          WHEREAS, the Assignor desires to assign all of its rights and obligations (the "Employment Obligation") in connection with the Employment Agreements, each dated as of the date hereof, by and between the Assignor and each of Joseph Y. Cormier, Roger Jarvais and Phillip G. James, and the Assignee desires to assume the Employment Obligation;

          WHEREAS, the Assignor desires to assign all of its rights and obligations (the "WASCOD I Obligation") in connection with the Agreement for the Purchase of Real Property, dated as of the date hereof, by and between Assignor and WASCOD Partners I, and the Assignee desires to assume the WASCOD I Obligation; and

          WHEREAS, the Assignor desires to assign all of its rights and obligations (the "WASCOD IX Obligation") in connection with the Agreement for the Purchase of Real Property, dated as of the date hereof, by and between Assignor and WASCOD Partners IX, and the Assignee desires to assume the WASCOD IX Obligation.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The Assignor hereby assigns, transfers and conveys the Purchase Obligation, the Equipment Obligation, the Employment Obligation, the WASCOD I Obligation and the WASCOD IX Obligation to the Assignee.

          2. The Assignee hereby accepts the assignment, transfer and conveyance and assumes the Purchase Obligation, the Equipment Obligation, the Employment Obligation, the WASCOD I Obligation and the WASCOD IX Obligation.

          3. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          4. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or
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provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
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          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
Assumption Agreement to be executed as of the date written above.


                              NES ACQUISITION CORP.


                              By:     /s/ Paul R. Ingersoll
                                     --------------------------------

                              Name:       Paul R. Ingersoll
                                     --------------------------------

                              Its:        Vice President
                                     --------------------------------



                              NES EAST ACQUISITION CORP.


                              By:     /s/ Paul R. Ingersoll
                                     --------------------------------

                              Name:       Paul R. Ingersoll
                                     --------------------------------

                              Its:        Vice President
                                     --------------------------------